UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2022

Onex Falcon Direct Lending BDC Fund

(Exact name of Registrant as specified in its charter)

Delaware	000-56341	86-3687484
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21 Custom House Street, 10th Floor Boston, MA	02110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code): (616) 412-2700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 14, 2022, Onex Falcon Direct Lending BDC SPV, LLC (“Onex Falcon Direct Lending BDC SPV” or the “Borrower”), a direct wholly-owned subsidiary of the Onex Falcon Direct Lending BDC Fund (the “Fund”), as borrower, and the Fund, solely in its capacities as equity holder and collateral manager, entered into that certain Amendment No. 3 (the “Third Amendment”) to the Loan and Servicing Agreement dated as of October 4, 2021 (the “Loan and Servicing Agreement”) with, among others, Société Générale, as agent and lender and U.S. Bank National Association as collateral agent and collateral custodian. The Third Amendment, among other things, increased the borrowing capacity under the Loan and Servicing Agreement by $140 million to a total of $340 million. Amendment No. 1 to the Loan and Servicing Agreement is described in the Fund’s Current Report on Form 8-K filed on April 7, 2022, and Amendment No. 2 to the Loan and Servicing Agreement does not contain any material amendments.

Terms used in the foregoing paragraphs have the meanings set forth in the Loan and Servicing Agreement (as amended). The description above of the Third Amendment is only a summary of the material provisions of the Facility and does not purport to be complete and is qualified in its entirety by reference to the provisions in such Facility, which is attached hereto as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit

Exhibit No.	Description

10.1	Amendment No. 3 to Loan and Servicing Agreement, dated as of October 4, 2021, by and among, Onex Falcon Direct Lending BDC SPV, LLC, as Borrower, Onex Falcon Direct Lending BDC Fund, as equity holder and collateral manager, Société Générale, as agent and lender and U.S. Bank National Association as collateral agent and collateral custodian.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEX FALCON DIRECT LENDING BDC FUND

Date: July 20, 2022	By:	/s/ Tara Dempsey
	Name:	Tara Dempsey
	Title:	Chief Compliance Officer